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                                                                   Exhibit 10.20

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of June 23, 1999 by and between North Coast Energy, Inc., a Delaware corporation ("Borrower"), and ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation, as Agent and as a Lender (herein called "Agent"), and the other Lenders from time to time parties to the Credit Agreement,

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of February 9, 1998 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent, and Lenders desire to amend the Original Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References
                           --------------------------

          Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

          Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "AMENDMENT" means this Third Amendment to Credit Agreement.

                  "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

         "RENEWAL NOTE" means the renewal promissory note of Borrower attached hereto as Exhibit A.


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                                   ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

         Section 2.1. DEFINITIONS. The definition of "Commitment Period" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "COMMITMENT PERIOD" means the period from and including the date hereof until and including July 2, 2000 (of, if earlier, the day on which the Notes first become due and payable in full)."

         Section 2.2. MANDATORY AND SCHEDULED PREPAYMENTS. Section 2.7(b) of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(b) At the termination of the Commitment Period, the principal amount of the Note shall be due and payable in 20 quarterly installments, each of which shall be equal to one-twentieth (1/20th) of the aggregate unpaid principal balance of the Note at the end of the Commitment Period and shall be due and payable on the last day of each Fiscal Quarter, beginning September 30, 2000, and continuing regularly thereafter until June 30, 2005, at which time the unpaid principal balance of the Note and all accrued interest shall be due and payable."

          Section 2.3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when and only when (i) this Amendment has been executed by Agent, Borrower, and the Partnerships, (ii) Agent shall have received the Renewal Note, duly authorized, executed, and delivered by Borrower, (iii) Agent shall have received a certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying: (A) that all of the representations and warranties set forth in Section 2.4 hereof are true and correct at and as of the time of such effectiveness and (B) as to such other corporate matters as Agent shall deem necessary, and (iv) Agent shall have additionally received such other documents as Agent may reasonably request.

          Section 2.4. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent to enter into this Amendment, Borrower represents and warrants to Agent that:

                  (a) The representations and warranties contained in Article V of the of the Original Agreement (as amended hereby) are true and correct at and as of the time of the effectiveness hereof.

                  (b) Borrower is duly authorized to execute and deliver this Amendment and the Renewal Note and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the Renewal

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         Note and to authorize the performance of the obligations of Borrower hereunder and thereunder.

                  (c) The execution and delivery by Borrower of this Amendment and Renewal Note, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the Renewal Note, or to consummate the transactions contemplated hereby and thereby.

                  (d) When duly executed and delivered, each of this Amendment, the Credit Agreement, the Renewal Note, and the Security Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                  (e) The audited annual financial statements of Borrower dated as of December 31, 1998, fairly present the financial position at such date and the statement of operations and the changes in financial position for the periods ending on such date for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since December 31, 1998, no material adverse change has occurred in the financial condition or businesses of Borrower.

          Section 2.5. COVENANTS AND AGREEMENTS OF BORROWER. Borrower hereby (i) covenants to execute and deliver to Agent one or more amendments to the Security Documents in form and substance acceptable to Agent on or before July 15, 1999 reflecting the maturity date and maximum principal amount of the Loans, and (ii) agrees that the failure to deliver to Agent such amendments on or before such date shall constitute an Event of Default.


                                  ARTICLE III.

                                  MISCELLANEOUS

          Section 3.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any Loan Document shall be deemed to be reference to the Renewal Note. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any other Loan

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Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

          Section 3.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Agent shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

         Section 3.3. LOAN DOCUMENTS. Each of this Amendment and the Renewal
Note is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

          Section 3.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

          Section 3.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                                NORTH COAST ENERGY, INC.



                                                By:      /s/ Garry Regan
                                                   -----------------------------
                                                     Name:  Garry Regan
                                                     Title: President


                                                ING (U.S.) CAPITAL LLC
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                                                By:
                                                   -----------------------------
                                                     Name:
                                                     Title:

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                              CONSENT AND AGREEMENT

         North Coast Operating Company (the "Company") and each of the partnerships party hereto (the "Partnerships") hereby consent to the provisions of this Amendment and the transactions contemplated herein, and agrees that the Company's and the Partnership's obligations and covenants under the Credit Agreement are unimpaired hereby and shall remain in full force and effect.

Date:  June 23, 1999

         NORTH COAST OPERATING COMPANY


         By:    /S/ Saul Siegel
            ---------------------------
              Name:  Saul Siegel
              Title:    President


         Capital Drilling Fund 1986-1 Limited Partnership

         North Coast Energy/Capital 1987-1 Appalachian Private Drilling Program L.P.

         North Coast Energy/Capital 1987-2 Appalachian Private Drilling Program L.P.

         North Coast Energy/Capital 1988-1 Appalachian Private Drilling Program L.P.

         North Coast Energy/Capital 1988-2 Appalachian Private Drilling Program L.P.


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         North Coast Energy 1989 Appalachian Public Drilling
         Program L.P.

         North Coast Energy 1990-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1990-2 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1990-3 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-2 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1991-3 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-2 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1992-3 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-2 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1993-3 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1994-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1994-2 Appalachian Private Drilling
         Program L.P.

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         North Coast Energy 1994-3 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1995-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1995-2 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1996-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1996-2 Appalachian Private Drilling
         Program L.P.



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         North Coast Energy 1997-1 Appalachian Private Drilling
         Program L.P.

         North Coast Energy 1997-2 Appalachian Private Drilling
         Program L.P.


         By:   NORTH COAST ENERGY, INC., general partner



                 By:      /S/ Garry Regan
                    ------------------------------
                     Name:  Garry Regan
                     Title:    President

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                                                                       EXHIBIT A

                                 PROMISSORY NOTE

$25,000,000                           New York, New York         June 23, 1999

         FOR VALUE RECEIVED, the undersigned, North Coast Energy, Inc., a Delaware (herein called "Borrower"), hereby promises to pay to the order of ING (U.S.) Capital LLC (herein called "Lender"), the principal sum of Twenty Five Million and No/100 Dollars ($25,000,000), or, if greater or less, the aggregate unpaid principal amount of the Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated as of February 9, 1998 among Borrower, Lender, as Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

         "Base Rate Payment Date" means (i) the last day of each Fiscal Quarter, beginning September 30, 2000, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

         "Eurodollar Rate Payment Date" means, with respect to any Eurodollar
Loan: (i) the day on which the related Interest Period ends (and, if such Interest Period is three months or longer, the three-month anniversary of the first day of such Interest Period), and (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Eurodollar Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest

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or principal with respect to such Eurodollar Loan shall be deferred from one
Eurodollar Rate Payment Date to another day, such other day shall also be a Eurodollar Rate Payment Date.

         The principal amount of this Note shall be due and payable in 20 quarterly installments, each of which shall be equal to one-twentieth (1/20th) of the aggregate unpaid principal balance of this Note at the end of the Commitment Period and shall be due and payable on the last day of each Fiscal Quarter, beginning September 30, 2000, and continuing regularly thereafter until June 30, 2005, at which time the unpaid principal balance of this Note and all accrued interest hereon shall be due and payable.

         Base Rate Loans from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day; unless the Default Rate shall apply as provided below. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. Each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate in effect on such day; unless the Default Rate shall apply as provided below. On each Eurodollar Rate Payment Date relating to such Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such Eurodollar Rate Payment Date. All past due principal of and past due interest on the Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, notwithstanding the foregoing provisions of this paragraph, on or after ten days following the occurrence of an Event of Default, and during the continuance thereof, each Loan shall bear interest at the Default Rate. All interest at the Default Rate shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Base Rate, Eurodollar Rate, and Late Payment Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

        Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

        If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

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        Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

        This Note is given in renewal and extension, but not in novation or extinguishment, of that certain Promissory Note of Borrower to the order of Lender in the original principal amount of $25,000,000 dated as of May 29, 1998.

        THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.


                                                     NORTH COAST ENERGY, INC.


                                                     By:   /s/ Garry Regan
                                                        -----------------------
                                                          Name:  Garry Regan
                                                          Title:    President

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